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Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 12, 1999 included in Harvard Industries, Inc.'s Form 10-K for the year ended September 30, 1998 and to all references to our firm included in this registration statement.

                                       /s/ Arthur Andersen LLP

                                       ARTHUR ANDERSEN LLP


Roseland, New Jersey

April 14, 1999